Exhibit 10.29

SECURITY AGREEMENT

This AGREEMENT is made as of March 29, 2001 by VASCUTECH ACQUISITION LLC with its chief place of business at 164 Middlesex Turnpike, Burlington, Massachusetts 01803 (the “Guarantor”) in favor of BROWN BROTHERS HARRIMAN & CO. with its office at 40 Water Street, Boston, Massachusetts 02109 (the “Secured Party”).

Whereas the Guarantor has agreed to guaranty all of the obligations of Vascutech, Inc. (the “Borrower”) to the Secured Party under a revolving line of credit and term loan facility pursuant to a Guaranty (Unlimited) effective as of March 29, 2001 executed by the Gurantor in favor of the Secured Party (the “Guaranty”);

Whereas the Guarantor has agreed to secure its obligations to the Secured Party under the Guaranty with a pledge of the Guarantor’s assets as described herein;

For value received, the receipt and sufficiency of which is hereby acknowledged, including, without limitation, the Secured Party’s credit accommodations to the Borrower and which are also of benefit to the Guarantor, the Guarantor hereby agrees as follows:

Section 1. Definitions. All capitalized terms used herein or in any certificate, report or other document delivered pursuant hereto shall have the meanings assigned to them below (unless otherwise defined). Except as otherwise defmed, terms defined in the Uniform Commercial Code shall have the meanings set forth therein.

Accounts. All rights of the Guarantor to payment for goods sold or leased or for services rendered, all sums of money or other proceeds due or becoming due thereon, all instruments pertaining thereto, all guarantees and security therefor, and the Guarantor’s rights pertaining to and interest in such goods, including the right of stoppage in transit, replevin or reclamation; all chattel paper; all amounts due from affiliates of the Guarantor; all insurance proceeds; all other rights and claims to the payment of money, under contracts or otherwise; and all other property constituting “accounts” as such term is defmed in the Uniform Commercial Code.

Collateral. See Section 2.

Encumbrance. Any mortgage, pledge, security interest, lien or other charge or encumbrance of any kind or nature upon or with respect to any property.

Equipment. All machinery, equipment and fixtures, office furniture, furnishings and trade fixtures, specialty tools and parts, computer hardware and equipment, motor vehicles and materials handling equipment of the Guarantor, together with the Guarantor’s interest in, and right to, any and all manuals, computer programs, data bases and other materials relating to the, use, operation or structure of any of the foregoing; and all other property constituting “equipment” as such term is defined in the Uniform Commercial Code.

Event of Default. See Section 7.

General Intangibles. All rights with respect to trademarks, service marks, trade names, trade styles, patents, copyrights, mask works, trade-secrets information, other proprietary rights and rights to prevent others from doing acts that constitute unfair competition with the Guarantor or misappropriation of its property, including without limitation any sums (net of expenses) that the Guarantor may receive arising out of any claim for infringement of its rights in any of the foregoing, and all rights of the Guarantor under contracts to enjoy performance by others or to be entitled to enjoy rights granted by others, including without limitation any licenses; all tax refunds; all rights, title and interest of the Guarantor in and to all documents, books, records and other information (on whatever medium recorded, and including without limitation computer programs and other software and related produces and accessories, tapes, discs, punch cards, access codes, data processing software and related property and rights) maintained by the Guarantor that reflect the conduct of the Guarantor’s business, such as financial records, marketing and sales records, research and development records, and design, engineering and manufacturing records; all rights under service bureau service contracts; all computer data and the concepts and ideas on which said data is based; all developmental ideas and concepts, papers, plans, schematics, drawings, blueprints, sketches and documents; all data bases; all customer lists; and all other property constituting “general intangibles” as such term is defined in the Uniform Commercial Code.

Inventory. All goods, merchandise and other personal property (including warehouse receipts and other negotiable and non-negotiable documents of title covering any such property) of the Guarantor that are held for sale, lease or other disposition, or for display or demonstration, or leased or consigned, or that are raw materials, piece goods, work-in-process or materials used or consumed or to be used or consumed in the Guarantor’s business, whether in transit or in the possession of the Guarantor or another, including without limitation all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers and goods located on the premises of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or other third parties; all proprietary rights, patents, plans, drawings, diagrams, schematics, assembly and display materials relating to any of the foregoing; and all other property constituting “inventory” as such term is defined in the Uniform Commercial Code.

Obligations. All obligations of the Guarantor to the Secured Party of every kind and description, whether direct or indirect, absolute or contingent, primary or secondary, joint or several, due or to become due, or now existing or hereafter arising or acquired and whether by way of loan, discount, letter of credit, lease, or otherwise, including as the same may arise under of in connection with the Guaranty and a certain term loan and revolving line of credit made available by the Secured Party to the Borrower (the Guaranty together with any and all promissory note, agreements, certificates, instruments and other documents executed by the Borrower in connection with the term loan and revolving line of credit facility evidenced, the “Loan Documents”).

Certificate as to Organization Standing and Proceeding. A certificate signed by a responsible officer of the Guarantor and delivered concurrently herewith.

Securities. All of the securities and instruments of the Guarantor, including without limitation all stocks, bonds, Treasury bills, certificates of deposit and mutual or money market fund shares; and all sums due or to become due on any of the foregoing, and all securities, instruments or other property purchased or acquired as a result of the investment and reinvestment thereof as hereinafter provided.

Uniform Commercial Code. The Uniform Commercial Code as in effect in the Commonwealth of Massachusetts.

Section 2. Grant. To secure the payment and performance of the Obligations, the Guarantor hereby assigns and pledges to the Secured Party all of its rights, title and interest in, and grants to the Secured Party a continuing security interest in all assets, properties and rights of the Guarantor of every kind and nature, now existing or hereafter arising, including without limitation, all Accounts, Equipment, General Intangibles, Inventory, Securities, contracts, licenses, leases, promissory notes, security agreements and other agreements and documents, all goods, instruments, documents of title, policies and certificates of insurance, securities, chattel paper, deposit accounts, cash or other property owned by the Guarantor or in which the Guarantor has an interest that are now or may hereafter be in the possession, custody or control of the Secured Party or its participants or assigns for any purpose; any and all additions, substitutions, replacements and accessions thereto; and all proceeds and products of any of the foregoing (collectively, the “Collateral”):

Section 3. Representations, Warranties and Covenants. The Guarantor makes the following representations and warranties, and agrees to the following covenants, each of which representations, warranties and covenants shall be continuing and in force so long as this Agreement is in effect:

3.1 Name; State of Registration; Guarantor/Collateral Location; Changes.

(a) The name of the Guarantor set forth on the first page hereof is the true and correct legal name of the Guarantor, the Guarantor has not done business as or used any other name.

(b) The address of the Guarantor set forth on the first page hereof is the Guarantor’s chief executive office and the place where most of its business records are kept. All tangible Collateral, other than Securities, is located either at such chief executive office or at 3101 27th Avenue North, St. Petersburg, FL 33713.

(c) The Guarantor will not change its state of registration, its name, identity or organizational structure or chief executive office or place where its business records are kept, or move any tangible Collateral to a location other than those set forth in the Officer’s Certificate, or merge into or consolidate with any other entity, unless the Guarantor shall have given the Secured Party at least 30 days’ prior written notice thereof and shall have delivered to the Secured Party such new Uniform Commercial Code financing statements or other documentation as may be necessary or required by the Secured Party to ensure the continued perfection and priority of the security interests granted by this Agreement.

3.2 Organization; Good Standing. The Guarantor is duly organized, validly existing and in good standing under the laws of the state of Delaware and duly qualified and in good standing in every other state in which the nature of its business or properties requires such qualification.

3.3 Authorization of Agreement; No Consents; No Conflicts. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, corporate or otherwise, and do not and will not (i) require any consent or approval of any party; (ii) contravene the terms of the charter, by-laws or other organizational papers of the Guarantor; (iii) violate any applicable law, rule or regulation of any governmental agency; (iv) contravene any provision of any agreement, instrument, order or undertaking binding on the Guarantor or by which any of its properties are bound or affected; (v) other than as contemplated hereby, result in or require the imposition of any Encumbrance on any of the properties of the Guarantor; or (vi) other than filings required by the Uniform Commercial Code, require the approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other party.

3.4 Ownership of Collateral; Absence of Liens and Restrictions. The Guarantor is, and in the case of property acquired after the date hereof, will be, the sole legal and equitable owner of the Collateral, holding good and marketable title to the same free and clear of all Encumbrances except for the security interests granted hereunder or permitted hereby, and has good right and legal authority to assign, deliver, and create a security interest in the Collateral in the manner herein contemplated. The Collateral is genuine and is what it is purported to be. The Collateral is not subject to any restriction that would prohibit or restrict the assignment, delivery or creation of the security interests contemplated hereunder.

3.5 First Priority Security Interest. This Agreement, together with the filing of Uniform Commercial Code financing statements in the appropriate offices for the locations of Collateral and as otherwise provided by revised Article 9 of the Uniform Commercial, create a valid and continuing first lien on and perfected security interest in the Collateral (except for property located in the United States in which a security interest may not be perfected by filing under the Uniform Commercial Code), prior to all other Encumbrances, and is enforceable as such against creditors of the Guarantor, any owner of the real property where any of the Collateral is located, any purchaser of such real property and any present or future creditor obtaining a lien on such real property. No financing statement under the Uniform Commercial Code of any state or other instrument evidencing a lien that names the Guarantor as Guarantor is on file in any jurisdiction and the Guarantor has not signed any such document or any agreement authorizing the filing of any such financing statement or instrument.

3.6 Sales and Further Encumbrances. The Guarantor will not sell, grant, assign or transfer any interest in, or permit to exist any Encumbrance on, any of the Collateral other than in favor of the Secured Party or its affiliates, except for (i) sales of Inventory or grants of licenses and other rights in the ordinary course of the Guarantor’s business for cash or on open account and on terms of payment ordinarily extended to its customers; (ii) so long as no Event of Default hereunder has occurred and is continuing, (a) sales of Securities that represent ownership of its subsidiaries, if such sales are made on fair and reasonable terms in arms-length transactions, or (b) dispositions of Equipment that has become worn out or obsolete or that has been replaced by other Equipment; or (iii) as otherwise permitted by the Secured Party in writing. The Guarantor shall defend its title to and the Secured Party’s interest in the Collateral against all claims and take any action necessary to remove any Encumbrances other than those permitted hereunder and defend the right, title and interest of the Secured Party in and to any of the Guarantor’s rights in the Collateral.

3.7 Validity of Accounts. Each Account constituting Collateral is and shall be a valid, legal and binding obligation of the party purported to be obligated thereon, enforceable in accordance with its terms and free of material setoffs, defenses or counterclaims.

3.8 Fixture Conflicts Required Waivers. The Guarantor intends, to the extent not inconsistent with applicable law, that the Collateral shall remain personal property of the Guarantor and shall not be deemed to be a fixture irrespective of the manner of its attachment to any real estate. The Guarantor will deliver to the Secured Party such disclaimer, waiver, or other document as the Secured Party may request, executed by each person having an interest in such real estate. No Collateral is located at any leased or mortgaged location other than with respect to which the Guarantor has given the Secured Party an appropriate waiver in a form acceptable to the Secured Party.

3.9 Inspection; Verification of Accounts. The Guarantor will at all reasonable times and upon reasonable notice allow the Secured Party to examine, inspect or make extracts from or copies of the Guarantor’s books and records, inspect the Collateral and arrange for verification of Accounts constituting Collateral directly with the Guarantor’s accountants, the account Guarantors or by other methods, provided, however, that the Bank will use all reasonable efforts to include the Guarantor in any discussions with the Guarantor’s accountants.

3.10 Accounts; Collection and Delivery of Proceeds. The Guarantor will diligently collect all of its Accounts constituting Collateral; until the Secured Party otherwise notifies the Guarantor, notify account Guarantors of the security interest of the Secured Party in any Account and the Secured Party may notify such account Guarantors that payment thereof is to be made directly to the Secured Party. Any proceeds of Accounts or Inventory constituting Collateral received by the Guarantor, whether in the form of cash, checks, notes or other instruments, shall be held in trust for the Secured Party and the Guarantor shall deliver said proceeds daily to the Secured Party, without commingling, in the identical form received (properly endorsed or assigned where required to enable the Secured Party to collect same).

3.11 Equipment and Inventory; Insurance. The Guarantor will keep the Collateral insured at all times by insurance in such form and amounts as may be satisfactory to the Secured Party, and in any event (without specific request by the Secured Party) will insure the Collateral against physical hazard insurance on an “all risks” basis, including fire, theft, and, in the case of motor vehicles, collision. Such insurance shall be with insurance companies satisfactory to the Secured Party and shall be payable to the Secured Party as loss payee and the Guarantor, as their respective interests may appear. Such insurance shall provide for not less than 30 days’ notice of cancellation, to the Secured Party, and shall insure the interest of the Secured Party regardless of any breach or violation by the Guarantor or any other person of the warranties, declarations or covenants contained in such policies. The Guarantor shall insure the Collateral in amounts sufficient to prevent the application of any co-insurance provisions. The Guarantor shall evidence its compliance with the foregoing by delivering a certificate with respect to each policy concurrently with the execution hereof and from time to time upon the request of the Secured Party.

3.12 Equipment and Inventory: Maintenance and Use, Payment of Taxes. The Guarantor will keep the Collateral in good order and repair, will not use the same in violation of law or any policy of insurance thereon, and will pay promptly when due all taxes and assessments on the Collateral or on its use or operation.

3.13 General Intangibles; Registration, Maintenance of Copies. The Guarantor has registered patents, trademarks, or other general intangibles with the United States Patent and Trademark Office. The Guarantor will apply for, and pursue diligently applications for, registration of its ownership of the General Intangibles constituting Collateral and for which registration is appropriate, and will use such other measures as are appropriate to preserve its rights in its other General Intangibles constituting Collateral. The Guarantor will execute such additional documentation as may be reasonably necessary to perfect the Secured Party’s interest in such patents, trademarks or other general intangibles.

3.14 Securities; Voting, Dividends, Certificates, Options, etc. Until the occurrence of an Event of Default hereunder, the Guarantor shall retain the right to vote any of the Securities constituting Collateral in a manner not inconsistent with the terms of this Agreement. If the Guarantor, as registered holder of such Securities, receives (i) any dividend or other distribution in cash or other property in connection with the liquidation or dissolution of the issuer of such Securities, or in connection with the redemption or payment of such Securities, or (ii) any stock certificate, option or right, or other distribution, whether as an addition to, in substitution of, or in exchange for, such Securities; or otherwise, the Guarantor agrees to accept same in trust for the Secured Party and to deliver same forthwith to the Secured Party or its designee, in the exact form received, with the Guarantor’s endorsement or reassignment when necessary, to be held by the Secured Party as Collateral.

3.15 Securities; Delivery or Registration. Upon request of the Secured Party, the Guarantor will (i) deliver all of its Securities constituting Collateral and represented by certificates, including without limitation all stock of its subsidiaries, to the Secured Party to hold pursuant to the terms of this Agreement, and (ii) register in the name of the Secured Party or its designee any uncertificated Security constituting Collateral or the Secured Party’s security interest therein on the books maintained by or on behalf of the issuer thereof or the depository therefor.

3.16 Further Assurances. Upon the written request of the Secured Party, and at the sole expense of the Guarantor, the Guarantor will promptly execute and deliver such further reasonable instruments and documents and take such further reasonable actions as the Secured Party may deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, filing of any financing statement under the Uniform Commercial Code, execution of assignments of General Intangibles, delivery of appropriate stock or bond powers, transfer of Collateral (other than Inventory, Accounts and Equipment) to the Secured Party’s possession. The Guarantor authorizes the Secured Party to file any such financing statement without the signature of the Guarantor to the extent permitted by applicable law, and to file a copy of this Agreement in lieu of a financing statement. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately delivered to the Secured Party, duly endorsed in a manner satisfactory to it.

3.17 Ownership and Control. The Guarantor shall not effect a change in control in its current ownership without the prior written consent of the Bank.

Section 4. Notices and Reports Pertaining to Collateral. The Guarantor will, with respect to the Collateral:

(a) promptly furnish to the Secured Party, from time to time upon request, reports in form and detail satisfactory to the Secured Party;

(b) promptly notify the Secured Party of any Encumbrance asserted against the Collateral, including any attachment, levy, execution or other legal process levied against any of the Collateral, and of any information received . by the Guarantor relating to the Collateral, including the Accounts, the account Guarantors, or other persons obligated in connection therewith, that may in any way adversely affect the value of the Collateral or the rights and remedies of the Secured Party with respect thereto;

(c) promptly notify the Secured Party when it obtains knowledge of actual or imminent bankruptcy or other insolvency proceeding of any issuer of Securities;

(d) deliver to the Secured Party, as the Secured Party may from time to time request, delivery receipts, customers’ purchase orders, shipping instructions, bills of lading and any other evidence of shipping arrangements;

(e) concurrently with the reports required to be furnished under subsection (a), and immediately if material in amount, notify the Secured Party of any return or adjustment, rejection, repossession, or loss or damage of or to merchandise represented by Accounts or constituting Inventory and of any credit, adjustment or dispute arising in connection with the goods or services represented by Accounts or constituting Inventory; and

(f) promptly after the application by the Guarantor for registration of any General Intangibles, as contemplated in Section 3.13, notify the Secured Party thereof.

Section 5. Secured Party’s Rights with respect to Collateral. The Secured Party may, at its option and at any time, whether or not the Obligations are due, without notice or demand on the Guarantor, take the following actions with respect to the Collateral:

(i) with respect to any Accounts confirm the existence of any Account, and that payment thereof is to be made directly to the Secured Party; (ii) demand, collect, and receipt for any amounts relating thereto, as the Secured Party may determine; (iii) commence and prosecute any actions in any court for the purposes of collecting any such Accounts and enforcing any other rights in respect thereof, (iv) defend, settle or compromise any action brought and, in connection therewith, give such discharges or releases as the Secured Party may deem appropriate; (v) receive, open and dispose of mail addressed to the Guarantor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to such Accounts or securing or relating to such Accounts, on behalf of and in the name of the Guarantor; and (vi) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any such Accounts or the goods or services which have given rise thereto, as fully and completely as though the Secured Party were the absolute owner thereof for all purposes;

(b) with respect to any Equipment and Inventory (i) make, adjust and settle claims under any insurance policy related thereto and place and pay for appropriate insurance thereon; (ii) discharge taxes and other Encumbrances at any time levied or placed thereon; (iii) make repairs or provide maintenance with respect thereto; and (iv) pay any necessary filing fees and any taxes arising as a consequence of any such filing. The Secured Party shall have no obligation to make any such expenditures nor shall the making thereof relieve the Guarantor of its obligation to make such expenditures; and

(c) with respect to any Securities (i) transfer them at any time to itself, or to its nominee, and receive the income thereon and hold the same as Collateral hereunder or apply it to any matured Obligations; and (ii) demand, sue for, collect or make any compromise or settlement it deems desirable.

Except as otherwise provided herein, the Secured Party shall have no duty as to the collection or protection of the Collateral nor as to the preservation of any rights pertaining thereto, beyond the safe custody of any Collateral in its possession.

Section 6. Set-off Rights. Regardless of the adequacy of any Collateral or any other means of obtaining repayment for any Obligations, the Secured Party may at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Secured Party to the Guarantor or subject to withdrawal by the Guarantor and any other property and securities at any time in the possession or control of the Secured Party against any Obligations, whether or not the Secured Party shall have made any demand for such Obligations and although such Obligations may be contingent or unmatured.

Section 7. Defaults. The Secured Party shall provide notice of an event of default hereunder, but such notice will not affect any of the Secured Party’s rights under this Agreement nor shall such notice be required as a condition precedent to an event of default hereunder. An event of default (“Event of Default”) shall exist hereunder upon the occurrence of:

(a) a default, breach of violation of the terms of this Agreement or the occurrence of any default, violation or breach of any terms of the Loan Documents;

(b) failure to pay or perform any Obligation when due or following demand therefor or failure to pay or perform any obligation of the Guarantor to any other party or the occurrence of a default or event of default under any document evidencing or securing any such obligation.

(c) failure of any material representation or warranty, statement or information herein or in any documents or financial statements delivered or disclosed to the Secured Party in connection with this Agreement or the Obligations to be true and correct;

(d) loss, theft or damage of or to the Collateral, or the issuance of an injunction against the Guarantor with respect to any of the Collateral and the Bank reasonably believes that its, collateral security position or the likelihood of timely repayment of the Obligations will be threatened as a result of any of the foregoing;

(e) default under any instrument constituting, or under any agreement (including without limitation any insurance policy) relating to, any Collateral and the Bank reasonably believes that its collateral security position or the likelihood of timely repayment of the Obligations will be threatened as a result of any of the foregoing;

(f) incapacity, dissolution, termination of existence, insolvency or business failure of the Guarantor or any indorser, guarantor or surety of or for any Obligation; appointment of a trustee, receiver, custodian, liquidator or other similar official for the Guarantor or any such party or any substantial part of its property; assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against, the Guarantor or any such party; or

(g) material adverse change in the condition or affairs (financial or otherwise) of the Guarantor or any indorser, guarantor or surety of or for any Obligation, or material decline in the value of the Collateral, which, in the reasonable opinion of the Secured Party, will impair its security or increase its risk.

Section 8. Secured Party’s Rights and Remedies.

(a) So long as any Event of Default shall have occurred and is continuing the Secured Party may exercise any and all remedies under the Loan Documents and under law and equity including the following:

(i) the Secured Party may, at its option, accelerate all Obligations and declare the same to be immediately due and payable, take immediate possession of the Collateral, and for that purpose the Secured Party may, so far as the Guarantor can give authority therefor, enter upon any premises on which any of the Collateral is situated and remove the same therefrom or remain on such premises and in possession of such Collateral for purposes of conducting a sale or enforcing the rights of the Secured Party;

(ii) the Guarantor will, upon demand, assemble the Collateral and make it available to the Secured Party at a place and time designated by the Secured Party that is reasonably convenient to both parties;

(iii) the Secured Party may collect and receive all income and proceeds in respect of the Collateral and exercise all rights of the Guarantor with respect thereto, including, without limitation the right to exercise all voting and corporate rights at any meeting of the shareholders of the issuer of any Securities and to exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any Securities as if the Secured Party were the absolute owner thereof, including the right to exchange, at its discretion, any and all of any Securities upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, all without liability except to account for property actually received (but the Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing);

(iv) the Secured Party may sell, lease or otherwise dispose of the Collateral at a public or private sale, with or without having the Collateral at the place of sale, and upon such terms and in such manner as the Secured Party may determine, and the Secured Party may purchase any Collateral at any such sale. Unless the Collateral threatens to decline rapidly in value or is of the type customarily sold on a recognized market, the Secured Party shall send to the Guarantor prior written notice (which, if given within five days of any sale, shall be deemed to be reasonable) of the time and place of any public sale of the Collateral or of the time after which any private sale or other disposition thereof is to be made. The Guarantor agrees that upon any such sale the Collateral shall be held by the purchaser free from all claims or rights of every kind and nature, including any equity of redemption or similar rights, and all such equity of redemption and similar rights are hereby expressly waived and released by the Guarantor. In the event any consent, approval or authorization of any governmental agency is necessary to effectuate any such sale, the Guarantor shall execute all applications or other instruments as may be required; and

(v) in any jurisdiction where the enforcement of its rights hereunder is sought, the Secured Party shall have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code.

(b) Prior to any disposition of Collateral pursuant to this Agreement the Secured Party may, at its option, cause any of the Collateral to be repaired or reconditioned (but not upgraded unless mutually agreed) in such manner and to such extent as to make it saleable.

(c) The Secured Party is hereby granted a license or other right to use, without charge, the Guarantor’s labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, relating to the Collateral, in completing production of, advertising for sale and selling any Collateral; and the Guarantor’s rights under all licenses and all franchise agreements shall inure to the Secured Party’s benefit.

(d) The Secured Party shall be entitled to retain and to apply the proceeds of any disposition of the Collateral, first, to its reasonable expenses of retaking, holding, protecting and maintaining, and preparing for disposition and disposing of, the Collateral, including attorneys’ fees and other legal expenses incurred by it in connection therewith; and second, to the payment of the Obligations in such order of priority as the Secured Party shall determine. Any surplus remaining after such application shall be paid to the Guarantor or to whomever may be legally entitled thereto, provided that in no event shall the Guarantor be credited with any part of the proceeds of the disposition of the

Collateral until such proceeds shall have been received in cash by the Secured Party. The Guarantor shall remain liable for any deficiency.

Section 9. Waivers. The Guarantor waives presentment, demand, notice, protest, notice of acceptance of this Agreement, notice of any loans made, credit or other extensions granted, collateral received or delivered or any other action taken in reliance hereon and all other demands and notices of any description, except for such demands and notices as are expressly required to be provided to the Guarantor under this Agreement or any other document evidencing the Obligations. With respect to both the Obligations and the Collateral, the Guarantor assents to any extension or postponement of the time of payment or any other forgiveness or indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromise or adjustment of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party may exercise its rights with respect to the Collateral without resorting, or regard, to other collateral or sources of reimbursement for Obligations. The Secured Party shall not be deemed to have waived any of its rights with respect to the Obligations or the Collateral unless such waiver is in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not bar or waive the exercise of any right on any future occasion. All rights and remedies of the Secured Party in the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, are cumulative and not exclusive of any remedies provided by law or any other agreement, and may be exercised separately or concurrently.

Section 10. Expenses. The Guarantor shall, following demand therefor, pay or reimburse the Secured Party for all reasonable expenses (including attorneys’ fees of outside counsel or allocation costs of in-house counsel) incurred or paid by the Secured Party in connection with the preparation, negotiation and closing, and the administration or enforcement, of this Agreement, its on-site periodic examinations of the Collateral and any other amounts permitted to be expended by the Secured Party hereunder, including without limitation such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, priority and value of any security interest created hereby, the. collection, sale or other disposition of any of the Collateral or the exercise by the Secured Party of any of the rights conferred upon it hereunder. The obligation to pay any such amount shall be an additional Obligation secured hereby and each such amount shall bear interest from the time of demand at the rate per annum equal to 18% or, if higher, the rate of interest announced from time to time by the Secured Party at its head office as its Base Rate plus 4%.

Section 11. Notices. Any demand upon or notice to the Guarantor that the Secured Party may give shall be effective when delivered by hand, properly deposited in the mails postage prepaid, or sent by telex, answerback received, or electronic facsimile transmission, receipt acknowledged, or delivered to a telegraph company or overnight courier, in each case addressed to the Guarantor at the address shown at the beginning of this Agreement or as it appears on the books and records of the Secured Party. Demands or notices addressed to any other address at which the Secured Party customarily communicates with the Guarantor also shall be effective. Any notice by the Guarantor to the Secured Party shall be given as aforesaid, addressed to the Secured Party at the address shown at the beginning of this Agreement or such other address as the Secured Party may advise the Guarantor in writing.

Section 12. Successors and Assigns. This Agreement shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Secured Party and its successors and assigns. Without limiting the generality of the foregoing sentence, the Secured Party may assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Secured Party herein.

Section 13. General. This Agreement may not be amended or modified except by a writing signed by the Guarantor and the Secured Party, nor may the Guarantor assign any of its rights hereunder. This Agreement and the terms, covenants and conditions hereof shall be construed. in accordance with, and governed by, the laws of The Commonwealth of Massachusetts (without giving effect to any conflicts of law provisions contained therein). In the event that any Collateral or any deposit or other sum due from or credited by the Secured Party is held or stands in the name of the Guarantor and another or others jointly, the Secured Party may deal with the same for all purposes as if it belonged to or stood in the name of the Guarantor alone.

Section 14. Section Headings. Section headings are for convenience of reference only and are not a part of this Agreement.

IN WITNESS WHEREOF, the Guarantor has caused this Agreement to be duly executed as an instrument under seal as of the date first written above.

WITNESS:	VASCUTCH ACQUISITION LLC

/s/ John Markella	By:	/s/ David B. Roberts
Name: David B. Roberts Title: Assistant Secretary

BROWN BROTHERS HARRIMAN & CO.

By:	/s/ Joseph E. Hall
Name: Joseph E. Hall Title: S.V.P.

As of May 24, 2002

Vascutech Acquisition LLC

26 Ray Avenue

Burlington, MA 01803

Ladies and Gentlemen:

Reference is made to a Guaranty (Unlimited) effective March 29, 2001 executed by Vascutech Acquisition LLC (the “Guarantor”) in favor of Brown Brothers Harriman & Co. (“BBH”) in support of the obligations of LeMaitre Vascular, Inc. (the “Borrower”) to BBH pursuant to revolving line of credit in the amount not to exceed $1,500,000 in the aggregate (the “Line of Credit”), a term loan in the original principal amount of $1,100,000 (the “$1,l00M Term Loan”), each made available by BBH to Borrower pursuant to a First Amended and Restated Revolving Loan and Security Agreement (the “Revolving Loan Agreement”) and a First Amended and Restated Term Loan Agreement (the “Term Loan Agreement’), respectively, each executed by BBH and the Borrower and dated as of November 15, 2001 and as each is further amended by a letter agreement dated as of February 7, 2002 by and between the Borrower and BBH. Obligations of the Guarantor under the Guaranty are secured by certain Collateral as defined in a Security Agreement dated as of March 29, 2001 executed by the Guarantor in favor of BBH, as amended by a letter agreement dated as of February 7, 2002 by and between the Guarantor and BBH (the “Security Agreement”).

The Borrower has requested and BBH has agreed to convert a $838,000 loan under the Line of Credit advanced for the purpose of paying certain subordinated debt due under the Subordination Agreement (as hereinafter defined), to a time loan payable in accordance with the provisions of the Time Note (Secured) dated as of the date hereof in the original principal amount of $838,000, executed by the Borrower in favor of BBH, provided that the Guarantor agrees to certain modifications in the Security Agreement. Now therefore, for good valuable consideration, the receipt and sufficiency is hereby acknowledged, the Guarantor and BBH agree to amend the Security Agreement as follows:

I. Amendment to the Security Agreement

1. The second paragraph on page 1 of the Security Agreement is hereby deleted in its entirety, and the following is substituted therefor:

“Whereas the Guarantor has agreed to guaranty all of the obligations of Vascutech, Inc., (the “Borrower”) to the Secured Party under revolving line of credit (including any irrevocable letters of credit issued from time to time thereunder by the Secured Party for the benefit of the Borrower) and two term loan facilities, one in the original principal amount of $1,100,000 and the second in the original principal amount of $838,000 pursuant to a Guaranty (Unlimited) effective as of March 29, 2001 executed by the Guarantor in favor of the Secured Party (the “Guaranty”);

2. The paragraph entitled “Obligations” on page 2 of the Security Agreement is hereby deleted in its entirety, and the following is substituted therefor:

“Obligations: All obligations of the Guarantor to the Secured Party of every kind and description, whether direct or indirect, absolute or contingent, primary or secondary, joint or several, due or to become due, or now existing or hereafter arising or acquired and whether by way of loan, discount, letter of credit, lease or otherwise, including as the same may arise under or in connection with the Guaranty and certain term loans and a revolving line of credit (including any irrevocable lines of credit issued from time to time thereunder by the Secured Party for the benefit of the Borrower) made available to the Secured Party to the Borrower (the Guaranty together with any and all promissory note, agreements, certificates, instruments and other documents executed by the Borrower in connection with the term loans and revolving line of credit facility evidenced, the “Loan Documents”).

II. Miscellaneous

1. All terms and provisions of the Security Agreement as amended hereby are hereby ratified and affirmed as of the date hereof and are hereby extended to give effect to the terms hereof.

2. By signing below where indicated, the Guarantor i) ratifies and affirms each of the representations and warranties set forth in the Security Agreement and confirms that each remains true and accurate as of the date hereof, and ii) ratifies the terms and conditions of the Guaranty and confirms that the obligations described therein include the Borrower’s obligations arising under irrevocable letters of credit issued from time to time under the Revolving Loan Agreement by BBH for the benefit of the Borrower, and iii) confirms that all amounts originally outstanding and owed by it to Ideas for Medicine, Inc. (the “Creditor”), and shall continue to be subordinated to all of its obligations to the Bank arising under the Guaranty, all in accordance with a Subordination Agreement dated March 30, 2001, by and among the Guarantor, the Creditor and the Bank (the “Subordination Agreement”). The Guarantor further confirms that no payments have been made to the Creditor in violation of the terms of the Subordination Agreement.

3. This letter, the Revolving Loan Agreement, the Term Loan Agreement, the Guaranty, the Security Agreement, the Subordination Agreement and the other agreements, documents and certificates referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior or current understandings and agreements, whether written or oral. This letter may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns. This letter shall be construed in accordance with the laws (other than conflict of laws rules) of the Commonwealth of Massachusetts and when executed and delivered will be considered an agreement under seal.

Please execute the enclosed copy of this letter and return the same to the undersigned.

Yours very truly,

BROWN BROTHERS HARRIMAN & CO.

By:	/s/ Joseph E. Hall
Name: Joseph E. Hall Title: S.V.P.

Acknowledged and agreed:

VASCUTECH ACQUISITION LLC

By:	/s/ David Roberts
Name: David Roberts Title: CFO

Date: May 24, 2002

As of April 11, 2003

Vascutech Acquisition LLC

26 Ray Avenue

Burlington, MA 01803

Ladies and Gentlemen:

Reference is made to a Guaranty (Unlimited) effective March 29, 2001 executed by Vascutech Acquisition LLC (the “Guarantor”) in favor of Brown Brothers Harriman & Co. (“BBH”) in support of the obligations of LeMaitre Vascular, Inc. (the “Borrower”) to BBH pursuant to revolving line of credit in the amount not to exceed $1,500,000 in the aggregate (the “Line of Credit”), a term loan in the original principal amount of $1,100,000 (the “$1,l00M Term Loan”), and a term loan in the original amount of $956,000 (the “$956,000 Term Loan”), each made available by BBH to Borrower pursuant to a First Amended and Restated Revolving Loan and Security Agreement (the “Revolving Loan Agreement”) and a First Amended and Restated Term Loan Agreement (the “Term Loan Agreement’), respectively, each executed by BBH and the Borrower and dated as of November 15, 2001 and as each is further amended by separate letter agreements dated as of February 7, 2002, as of May 15, 2002, and as of July 16, 2002, each by and between the Borrower and BBH. Obligations of the Guarantor under the Guaranty are secured by certain Collateral as defined in a Security Agreement dated as of March 29, 2001 executed by the Guarantor in favor of BBH, as amended by separate letter agreements dated as of February 7, 2002 and as of May 15, 2002, each by and between the Guarantor and BBH (the “Security Agreement”).

The Borrower has requested and BBH has agreed to (i) combine the outstanding balance under the $1,100M Term Loan together with such additional sums extended to the Borrower by BBH not to exceed the amount of $2,160,000 in the aggregate as a new term loan, (ii) extend a new term loan in the original principal amount of $1,500,000, (iii) renew and extend the availability of the Line of Credit, and (iv) amend and restate each of the Revolving Loan Agreement and the Term Loan Agreement (collectively as amended and restated, the “Second Amended and Restated Agreements”), provided that the Guarantor agrees to certain modifications to the Guaranty and the Security Agreement. Now therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor and BBH agree to amend the Guaranty and the Security Agreement as follows:

I. Amendment to the Guaranty

The second paragraph on page 1 of the Guaranty is hereby amended to read as follows: “The liability of the Guarantor under this Guaranty shall be limited to the sum of $4,122,000.”

II. Amendment to the Security Agreement

1. The second paragraph on page 1 of the Security Agreement is hereby deleted in its entirety, and the following is substituted therefor:

“Whereas the Guarantor has agreed to guaranty the obligations of Vascutech, Inc. (the “Borrower”) to the Secured Party up to the amount of $4,122,000 in the aggregate under (i) a revolving line of credit (including any irrevocable letters of credit issued from time to time thereunder by the Secured Party for the benefit of the Borrower) not to exceed $1,500,000 in the aggregate, and (ii) three term loan facilities, one in the original principal amount of $2,160,000 and the second in the original principal amount of $1,500,000, and the third in the original principal amount of $956,000, all pursuant to a Guaranty (Unlimited) effective as of March 29, 2001 executed by the Guarantor in favor of the Secured Party, as amended by a letter agreement dated as of April 11, 2003 by and between the Guarantor and the Secured Party (the “Guaranty”);”

2. The first and third sentences of Section 3.4 and the first sentence of Section 3.6 of the Security Agreement are each hereby amended by inserting “Other than leased equipment,” at the beginning thereof.

3. The final sentence of Section 3.10 of the Security Agreement is hereby deleted in its entirety and the following is substituted therefor:

“Any proceeds of Accounts or Inventory constituting Collateral received by the Guarantor, whether in the form of cash, checks, notes or other instruments, shall be held in trust for the Secured Party and upon the occurrence of an Event of Default, the Guarantor shall deliver said proceeds daily to the Secured Party, without commingling, in the identical form received (properly endorsed or assigned where required to enable the Secured Party to collect same).”

III. Miscellaneous

1. All terms and provisions of the Guaranty and the Security Agreement, each as amended hereby, are hereby ratified and affirmed as of the date hereof and are hereby extended to give effect to the terms hereof.

2. By signing below where indicated, the Guarantor i) ratifies and affirms each of the representations and warranties set forth in the Guaranty and the Security Agreement and confirms that each remains true and accurate as of the date hereof, and ii) ratifies the terms and conditions of the Guaranty and the Security Agreement, each as amended.

3. This letter, the Second Amended and Restated Agreements, the Guaranty, the Security Agreement, the Subordination Agreement and the other notes, agreements, documents and certificates referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior or current understandings and agreements, whether written or oral. This letter may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns. This letter shall be construed in accordance with the laws (other than conflict of laws rules) of the Commonwealth of Massachusetts and when executed and delivered will be considered an agreement under seal.

Please execute the enclosed copy of this letter and return the same to the undersigned.

Yours very truly,

BROWN BROTHERS HARRIMAN & CO.

By:	/s/ Joseph E. Hall
Name: Joseph E. Hall Title: Managing Director

Acknowledged and agreed:

VASCUTECH ACQUISITION LLC

By:	/s/ David Roberts
Name: David Roberts Title: CFO

Date: April 11, 2003

As of February 5, 2004

Vascutech Acquisition LLC

63 Second Avenue

Burlington, MA 01803

Ladies and Gentlemen:

Reference is made to a Guaranty (Unlimited) effective March 29, 2001 executed by Vascutech Acquisition LLC (the “Guarantor”) in favor of Brown Brothers Harriman & Co. (“BBH”) in support of the obligations of LeMaitre Vascular, Inc. (the “Borrower”) to BBH pursuant to, among other obligations, a revolving line of credit in the amount not to exceed $1,500,000 in the aggregate (the “Line of Credit”) made available by BBH to Borrower pursuant to a First Amended and Restated Revolving Loan and Security Agreement executed by BBH and the Borrower and dated as of April 11, 2003 (the “Loan Agreement”). Obligations of the Guarantor under the Guaranty are secured by certain Collateral as defined in a Security Agreement dated as of March 29, 2001 executed by the Guarantor in favor of BBH, as amended by separate letter agreements dated as of February 7, 2002, as of May 15, 2002, and as of April 11, 2003, each by and between the Guarantor and BBH (the “Security Agreement”).

The Borrower has requested and BBH has agreed to temporarily increase the Line of Credit from the principal amount of $1,500,000 to the principal amount of $2,500,000 in the aggregate, provided that the Guarantor agrees to certain modifications to the Guaranty and the Security Agreement. Now therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor and BBH agree to amend the Guaranty and the Security Agreement as follows:

I. Amendment to the Guaranty

The second paragraph on page 1 of the Guaranty is hereby amended to read as follows: “The liability of the Guarantor under this Guaranty shall be limited to the sum of $4,660,000.”

II. Amendment to the Security Agreement

The second paragraph on page 1 of the Security Agreement is hereby deleted in its entirety, and the following is substituted therefor:

“Whereas the Guarantor has agreed to guaranty the obligations of Vascutech, Inc. (the “Borrower”) to the Secured Party up to the amount of $4,660,000 in the aggregate under (i) a revolving line of credit (including any irrevocable letters of credit issued from time to time thereunder by the Secured Party for the benefit of the Borrower) not to exceed $2,500,000 in the aggregate, and (ii) a term loan facility in the original principal amount of $2,160,000, each pursuant to a Guaranty (Unlimited) effective as of March 29, 2001 executed by the Guarantor in favor of the Secured Party, as amended by separate letter agreements dated as of April 11, 2003 and as of February 5, 2004, each by and between the Guarantor and the Secured Party (the “Guaranty”);”.

III. Miscellaneous

1. All terms and provisions of the Guaranty and the Security Agreement, each as amended hereby, are hereby ratified and affirmed as of the date hereof and are hereby extended to give effect to the terms hereof.

2. By signing below where indicated, the Guarantor ratifies and affirms each of the representations and warranties set forth in the Guaranty and the Security Agreement and confirms that each remains true and accurate as of the date hereof.

3. This letter, the Loan Agreement, the Guaranty, the Security Agreement, the Subordination Agreement and the other notes, agreements, documents and certificates referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior or current understandings and agreements, whether written or oral. This letter may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns. This letter shall be construed in accordance with the laws (other than conflict of laws rules) of the Commonwealth of Massachusetts and when executed and delivered will be considered an agreement under seal.

Please execute the enclosed copy of this letter and return the same to the undersigned.

Yours very truly,

BROWN BROTHERS HARRIMAN & CO.

By: /s/ Joseph E. Hall

Name: Joseph E. Hall

Title: Managing Director

Acknowledged and agreed:

VASCUTECH ACQUISITION LLC

By: /s/ David Roberts

Name: David Roberts

Title: CFO

Date: February 5, 2004

As of August 5, 2004

Vascutech Acquisition LLC

63 Second Avenue

Burlington, MA 01803

Ladies and Gentlemen:

Reference is made to a Guaranty (Unlimited) effective March 29, 2001 executed by Vascutech Acquisition LLC (the “Guarantor”) in favor of Brown Brothers Harriman & Co. (“BBH”), as amended by a letter agreement dated as of February 5, 2004 by and between the Guarantor and BBH (the “Guaranty”), in support of the obligations of LeMaitre Vascular, Inc. (the “Borrower”) to BBH pursuant to, among other obligations, a revolving line of credit in the amount not to exceed $2,500,000 in the aggregate (the “Line of Credit”) made available by BBH to Borrower pursuant to a First Amended and Restated Revolving Loan and Security Agreement executed by BBH and the Borrower and dated as of April 11, 2003, as amended by a letter agreement dated as of February 5, 2004 by and between the Borrower and BBH (the “Loan Agreement”). Obligations of the Guarantor under the Guaranty are secured by certain Collateral as defined in a Security Agreement dated as of March 29, 2001 executed by the Guarantor in favor of BBH, as amended by separate letter agreements dated as of February 7, 2002, as of May 15, 2002, as of April 11, 2003, and as of February 5, 2004, each by and between the Guarantor and BBH (the “Security Agreement”).

The Borrower has requested and BBH has agreed to decrease the Line of Credit from the principal amount of $2,500,000 to the principal amount of $2,250,000 in the aggregate, provided that the Guarantor agrees to certain modifications to the Guaranty and the Security Agreement. Now therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor and BBH agree to amend the Guaranty and the Security Agreement as follows:

I. Amendment to the Guaranty

The second paragraph on page 1 of the Guaranty is hereby amended to read as follows: “The liability of the Guarantor under this Guaranty shall be limited to the sum of $4,410,000.”

II. Amendment to the Security Agreement

The second paragraph on page 1 of the Security Agreement is hereby deleted in its entirety, and the following is substituted therefor:

“Whereas the Guarantor has agreed to guaranty the obligations of Vascutech, Inc. (the “Borrower”) to the Secured Party up to the amount of $4,410,000 in the aggregate under (i) a revolving line of credit (including any irrevocable letters of credit issued from time to time thereunder by the Secured Party for the benefit of the Borrower) not to exceed $2,250,000 in the aggregate, and (ii) a term loan facility in the original principal amount of $2,160,000, each pursuant to a Guaranty (Unlimited) effective as of March 29, 2001 executed by the Guarantor in favor of the Secured Party, as amended by separate letter agreements dated as of April 11, 2003, as of February 5, 2004, and as of August 5, 2004, each by and between the Guarantor and the Secured Party (the “Guaranty”);”.

III. Miscellaneous

1. All terms and provisions of the Guaranty and the Security Agreement, each as amended hereby, are hereby ratified and affirmed as of the date hereof and are hereby extended to give effect to the terms hereof.

2. By signing below where indicated, the Guarantor ratifies and affirms each of the representations and warranties set forth in the Guaranty and the Security Agreement and confirms that each remains true and accurate as of the date hereof.

3. This letter, the Loan Agreement, the Guaranty, the Security Agreement and the other notes, agreements, documents and certificates referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior or current understandings and agreements, whether written or oral. This letter may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns. This letter shall be construed in accordance with the laws (other than conflict of laws rules) of the Commonwealth of Massachusetts and when executed and delivered will be considered an agreement under seal.

Please execute the enclosed copy of this letter and return the same to the undersigned.

Yours very truly,

BROWN BROTHERS HARRIMAN & CO.

By:	/s/ Joseph E. Hall
Name: Joseph E. Hall Title: Managing Director

Acknowledged and agreed:

VASCUTECH ACQUISITION LLC
By:	/s/ David Roberts
Name: David Roberts Title: CFO

Date: October 1, 2004

As of February 2, 2005

Vascutech Acquisition LLC

63 Second Avenue

Burlington, MA 01803

Ladies and Gentlemen:

Reference is made to a Guaranty (Unlimited) effective March 29, 2001 executed by Vascutech Acquisition LLC (the “Guarantor”) in favor of Brown Brothers Harriman & Co. (“BBH”), as amended by separate letter agreements dated as of February 5, 2004 and as of August 5, 2004, each by and between the Guarantor and BBH (the “Guaranty”), in support of the obligations of LeMaitre Vascular, Inc. (the “Borrower”) to BBH pursuant to, among other obligations, a revolving line of credit in the amount not to exceed $2,250,000 in the aggregate (the “Line of Credit”) made available by BBH to Borrower pursuant to a First Amended and Restated Revolving Loan and Security Agreement executed by BBH and the Borrower and dated as of April 11, 2003, as amended by separate letter agreements dated as of February 5, 2004 and as of August 5, 2004, each by and between the Borrower and BBH (the “Loan Agreement”). Obligations of the Guarantor under the Guaranty are secured by certain Collateral as defined in a Security Agreement dated as of March 29, 2001 executed by the Guarantor in favor of BBH, as amended by separate letter agreements dated as of February 7, 2002, as of May 15, 2002, as of April 11, 2003, as of February 5, 2004, and as of August 5, 2004, each by and between the Guarantor and BBH (the “Security Agreement”).

The Borrower has requested and BBH has agreed to temporarily increase the Line of Credit from the principal amount of $2,250,000 to the principal amount of $3,500,000 in the aggregate, provided that the Guarantor agrees to certain modifications to the Guaranty and the Security Agreement. Now therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor and BBH agree to amend the Guaranty and the Security Agreement as follows:

I. Amendment to the Guaranty

The second paragraph on page 1 of the Guaranty is hereby amended to read as follows: “The liability of the Guarantor under this Guaranty shall be limited to the sum of $5,660,000.”

II. Amendment to the Security Agreement

The second paragraph on page 1 of the Security Agreement is hereby deleted in its entirety, and the following is substituted therefor:

“Whereas the Guarantor has agreed to guaranty the obligations of Vascutech, Inc. (the “Borrower”) to the Secured Party up to the amount of 5,660,000 in the aggregate under (i) a revolving line of credit (including any irrevocable letters of credit issued from time to time thereunder by the Secured Party for the benefit of the Borrower) not to exceed $3,500,000 in the aggregate, and (ii) a term loan facility in the original principal amount of $2,160,000, each pursuant to a Guaranty (Unlimited) effective as of March 29, 2001 executed by the Guarantor in favor of the Secured Party, as amended by separate letter agreements dated as of April 11, 2003, as of February 5, 2004, and as of August 5, 2004, each by and between the Guarantor and the Secured Party (the “Guaranty”);”.

III. Miscellaneous

1. All terms and provisions of the Guaranty and the Security Agreement, each as amended hereby, are hereby ratified and affirmed as of the date hereof and are hereby extended to give effect to the terms hereof.

2. By signing below where indicated, the Guarantor ratifies and affirms each of the representations and warranties set forth in the Guaranty and the Security Agreement and confirms that each remains true and accurate as of the date hereof.

3. This letter, the Loan Agreement, the Guaranty, the Security Agreement and the other notes, agreements, documents and certificates referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior or current understandings and agreements, whether written or oral. This letter may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns. This letter shall be construed in accordance with the laws (other than conflict of laws rules) of the Commonwealth of Massachusetts and when executed and delivered will be considered an agreement under seal.

Please execute the enclosed copy of this letter and return the same to the undersigned.

Yours very truly,

BROWN BROTHERS HARRIMAN & CO.

By: /s/ Joseph E. Hall

Name: Joseph E. Hall

Title: Managing Director

Acknowledged and agreed:

VASCUTECH ACQUISITION LLC

By: /s/ David Roberts

Name: David Roberts

Title: CFO

Date: February 2, 2005

As of May 20, 2006

Vascutech Acquisition LLC

63 Second Avenue

Burlington, MA 01803

Ladies and Gentlemen:

Reference is made to a Guaranty (Unlimited) effective March 29, 2001 executed by Vascutech Acquisition LLC (the “Guarantor”) in favor of Brown Brothers Harriman & Co. (“BBH”), as amended to date (the “Guaranty”), in support of the obligations of LeMaitre Vascular, Inc. (the “Borrower”) to BBH pursuant to, among other obligations, (i) a revolving line of credit in the amount not to exceed $5,500,000 in the aggregate (the “Line of Credit”) made available by BBH to Borrower pursuant to a Third Amended and Restated Revolving Loan and Security Agreement (the “Loan Agreement”) and (ii) a term loan in the original principal amount of $2,160,000 with a current outstanding principal balance of $864,000 (the “Term Loan”) extended by BBH to the Borrower pursuant to a Third Amended and Restated Term Loan Agreement, each dated as of May 20, 2006 and each executed by the Borrower and BBH. Obligations of the Guarantor under the Guaranty are secured by certain Collateral as defined in a Security Agreement dated as of March 29, 2001 executed by the Guarantor in favor of BBH, as amended to date (the “Security Agreement”).

The Borrower has requested and BBH has agreed to modify the terms of the Line of Credit and the Term Loan, provided that the Guarantor agrees to certain modifications to the Guaranty and the Security Agreement. Now therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor and BBH agree to amend the Guaranty and the Security Agreement as follows:

I. Amendment to the Guaranty

The second paragraph on page 1 of the Guaranty is hereby amended to read as follows: “The liability of the Guarantor under this Guaranty shall be limited to the sum of $6,364,000.”

II. Amendment to the Security Agreement

The second paragraph on page 1 of the Security Agreement is hereby deleted in its entirety, and the following is substituted therefor:

“Whereas the Guarantor has agreed to guaranty the obligations of Vascutech, Inc. (the “Borrower”) to the Secured Party up to the amount of $6,814,000 in the aggregate under (i) a revolving line of credit (including any irrevocable letters of credit issued from time to time thereunder by the Secured Party for the benefit of the Borrower) not to exceed $5,500,000 in the aggregate, and (ii) a term loan facility in the original principal amount of $2,160,000 and with a current principal balance outstanding in the amount of $864,0000, each pursuant to a Guaranty (Unlimited) effective as of March 29, 2001 executed by the Guarantor in favor of the Secured Party, as amended from time to time hereafter (the “Guaranty”);”.

III. Miscellaneous

1. All terms and provisions of the Guaranty and the Security Agreement, each as amended hereby, are hereby ratified and affirmed as of the date hereof and are hereby extended to give effect to the terms hereof.

2. By signing below where indicated, the Guarantor ratifies and affirms each of the representations and warranties set forth in the Guaranty and the Security Agreement and confirms that each remains true and accurate as of the date hereof.

3. This letter, the Loan Agreement, the Guaranty, the Security Agreement and the other notes, agreements, documents and certificates referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior or current understandings and agreements, whether written or oral. This letter may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns. This letter shall be construed in accordance with the laws (other than conflict of laws rules) of the Commonwealth of Massachusetts and when executed and delivered will be considered an agreement under seal.

Please execute the enclosed copy of this letter and return the same to the undersigned.

Yours very truly,

BROWN BROTHERS HARRIMAN & CO.

By:	/s/ J. Edward Hall
Name: J. Edward Hall Title: Managing Director

Acknowledged and agreed:

VASCUTECH ACQUISITION LLC

By	LeMaitre Vascular, Inc.,
its sole member

By:	/s/ Joseph P. Pellegrino, Jr.
Name: Joseph P. Pellegrino, Jr. Title: Executive Vice President - Finance		Date: May 18, 2006